UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 12/31

Date of reporting period: 9/30/2016

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                                                  as of September 30, 2016 (Unaudited)

Deutsche Communications Fund

	Shares	Value ($)
Common Stocks 99.5%
Communications Equipment 3.7%
Cisco Systems, Inc.	103,020	3,267,794
QUALCOMM, Inc.	14,229	974,687
		4,242,481
Media 9.6%
Charter Communications, Inc. "A"*	3,640	982,691
Comcast Corp. "A"	74,540	4,944,984
Liberty Global PLC "A"*	35,261	1,205,221
Liberty Global PLC LiLAC "A"*	4,399	121,368
Time Warner, Inc.	29,441	2,343,798
Walt Disney Co.	16,865	1,566,084
		11,164,146
National Carriers 64.1%
AT&T, Inc.	424,301	17,230,863
BCE, Inc.	41,795	1,930,225
BT Group PLC	752,937	3,801,531
CenturyLink, Inc.	61,708	1,692,650
Deutsche Telekom AG (Registered)	351,749	5,906,469
KDDI Corp.	168,800	5,207,284
Koninklijke (Royal) KPN NV	179,081	595,532
Nippon Telegraph & Telephone Corp.	119,400	5,452,289
Orange SA	285,646	4,471,507
Proximus SA	9,949	297,551
Singapore Telecommunications Ltd.	696,400	2,037,886
Swisscom AG (Registered)	2,985	1,422,229
TDC AS*	149,234	883,500
Telecom Italia SpA (RSP)*	298,469	202,826
Telefonica SA	378,938	3,837,254
Telenor ASA	49,745	853,514
TELUS Corp.	29,847	984,852
Verizon Communications, Inc.	293,010	15,230,660
Zayo Group Holdings, Inc.*	78,270	2,325,402
		74,364,024
Real Estate Investment Trust 4.9%
American Tower Corp.	21,364	2,421,182
Crown Castle International Corp.	35,261	3,321,939
		5,743,121
Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	8,307	939,106
Wireless Services 16.4%
Millicom International Cellular SA (SDR)	4,974	258,319
NTT DoCoMo, Inc.	43,900	1,115,767
SBA Communications Corp. "A"*	26,446	2,966,183
SoftBank Group Corp.	69,600	4,519,388
T-Mobile U.S., Inc.*	65,046	3,038,949
Vodafone Group PLC	2,487,240	7,160,105
		19,058,711
Total Common Stocks (Cost $101,095,980)		115,511,589
Cash Equivalents 0.5%
Deutsche Central Cash Management Government Fund, 0.42% (a) (Cost $556,458)	556,458	556,458
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $101,652,438) †	100.0	116,068,047
Other Assets and Liabilities, Net	0.0	(26,396)
Net Assets	100.0	116,041,651

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
*	Non-income producing security.
†	The cost for federal income tax purposes was $101,672,758. At September 30, 2016, net unrealized appreciation for all securities based on tax cost was $14,395,289. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,682,392 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,287,103.
(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
RSP: Risparmio (Convertible Savings Shares)
SDR: Swedish Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2016 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communications Equipment	$4,242,481	$—	$—	$4,242,481
Media	11,164,146	—	—	11,164,146
National Carriers	39,394,652	34,969,372	—	74,364,024
Real Estate Investment Trust	5,743,121	—	—	5,743,121
Technology Hardware, Storage & Peripherals	939,106	—	—	939,106
Wireless Services	6,005,132	13,053,579	—	19,058,711
Other Receivable**	—	—	534,091	534,091
Short-Term Investments	556,458	—	—	556,458
Total	$68,045,096	$48,022,951	$534,091	$116,602,138

There have been no transfers between fair value measurement levels during the period ended September 30, 2016.
**	Other receivable represents the fair value of the remaing amount of a pending claim of the pending sale of participary notes for which Lehman Brothers is the counterparty.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Communications Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 18, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 18, 2016